                      OUTSOURCING SERVICES GROUP, INC.
                           425 South Ninth Avenue
                     City of Industry, California 91746
            Telephone: (626) 968-8531  Facsimile: (626) 336-4605

                              January 8, 1998





 The Gordon + Morris Group
 Suite 600
 840 Newport Center Drive
 Newport Beach, California 92660

 Re:  Amended and Restated Management Services Agreement

 Dear Sirs:

      This letter will confirm our agreement whereby The Gordon + Morris Group will provide financial advisory, consulting and other management services to Outsourcing Services Group, Inc. ("OSG") and each of its following operating subsidiaries, Aerosol Services Company, Inc. ("ASC"), Piedmont Laboratories, Inc. ("Piedmont"), and Kolmar Laboratories, Inc. and each of its subsidiaries, Kolmar Canada Inc., Kolmar de Mexico, S.A. de C.V., and Kolmar (Aust.) Pty Ltd. (collectively, "Kolmar") (each, an "OSG Company," and collectively, the "OSG Companies"). For such services, the OSG Companies shall pay you:

  (a) a combined financial advisory fee of $350,000 per annum, payable in equal quarterly installments in arrears on the first day of each April, July, October and January, commencing April 1, 1998, which fee is subject to adjustment in the event of further acquisitions and/or dispositions (based upon one and one-half percent (1.5%) of the EBITDA of the company being acquired or sold for the twelve months prior to closing), provided you and your affiliates continue to hold at least 33% of the greatest number of shares of OSG held by you and your affiliates (after adjustments for stock splits and similar events;

  (b)  upon the closing of the Kolmar acquisition, a fee of $800,000;

  (c) an acquisition fee, upon the closing of any acquisition subsequent to the Kolmar acquisition (including acquisitions structured as a merger or consolidation of or with another corporation or entity), or the acquisition of all or substantially all of the assets of another entity by, any of the OSG Companies, to be equal to one percent (1%) of the total consideration to third parties, including assumption of debt involved in the transaction, or such other percentage or amount (not to exceed two percent (2%)) as agreed by The Gordon + Morris Group and the OSG Companies, but no such transaction after which you and entities under your control no longer hold an ownership interest in the OSG Companies shall be an acquisition for purposes of this letter;

  (d) a fee, upon the sale by OSG of any OSG Company, or of all or substantially all the assets of any OSG Company, equal to one percent (1%) of the total consideration received (including assumption of debt), or such other percentage or amount (not to exceed two percent (2%)) as agreed by The Gordon + Morris Group and the OSG Companies;

  (e) a debt refinancing fee, upon the closing of a debt refinancing transaction involving any of the OSG Companies (but not with respect to any refinancing which is part of a transaction for which a fee is paid under paragraph (b) or (c) above), to be equal to one-half percent (0.5%) of the amount refinanced, or such other percentage or amount (not to exceed one percent (1%)) as agreed by The Gordon + Morris Group and the OSG Companies; and

  (f) reasonable out-of-pocket expenses for travel, meals, lodging, and other items customarily reimbursed by clients to advisors and consultants incurred in connection with the performance of services hereunder, including without limitation reasonable fees and expenses of counsel and accountants incurred in the performance of your services to the OSG Companies.

 The fees due hereunder shall be the joint and several obligations of all OSG Companies. Upon the acquisition of any additional subsidiary of a OSG Company, such subsidiary shall join in this agreement and be a OSG Company. Upon sale of any OSG Company or any other transaction which results in such entity not being controlled by OSG, such entity shall incur no further liability under the Agreement.

 Notwithstanding anything to the contrary contained herein, following written notice to the OSG Companies and you by BT Commercial Corporation, no such payments shall be made at any time at which payment of fees by the OSG Companies is prohibited by Section 8.19 of the Credit Agreement to which certain of the OSG Companies, BT Commercial Corporation, as Agent, and Heller Financial, Inc., as Co-Agent, are parties, dated as of January

 8, 1998, or the comparable terms of a successor agreement. Such items not paid shall continue to accrue and shall be payable as soon as the Credit Agreement no longer blocks or prohibits the payment of your fees.

 This agreement may be terminated by OSG on 15 days written notice if you no longer own any outstanding voting securities of the OSG Companies. On such termination, any unearned fees shall be refunded to us.

 This agreement amends and restates in its entirety, the Management Services Agreement, dated as of June 30, 1997, by and among The Gordon + Morris Group and certain of the OSG Companies.

 Addendum A attached hereto sets forth certain rights and obligations of the parties hereto with respect to any losses, claims, damages or liabilities relating to or arising out of this agreement.


                          [Signature Page Follows]


             [SIGNATURE PAGE -- MANAGEMENT SERVICES AGREEMENT]

      If you are in agreement with the foregoing, please so indicate by signing the enclosed copy of this letter and returning it to us, whereupon it shall become a binding agreement between you and us as of the date first written above. Upon payment of all amounts due under the separate Management Services Agreements dated as of February 14, 1994, September 30, 1996 and June 30, 1997 to which you and one or more of the OSG Companies are parties, such prior agreements shall be superseded by this agreement.

                                Very truly yours,

                                OUTSOURCING SERVICES GROUP, INC.


                                By:/s/ Joseph Sortais
                                   -------------------------------------
                                Title: Chief Financial Officer
                                      ----------------------------------


 AGREED and ACCEPTED as of this
 date first above written:

 THE GORDON + MORRIS GROUP      AEROSOL SERVICES COMPANY, INC.


 By:/s/ Michael Gordon          By:/s/ Joseph Sortais
    -------------------------      -------------------------------------
 Title:  Chairman               Title:  Chief Financial Officer
        ---------------------          ---------------------------------


                                PIEDMONT LABORATORIES, INC.


                                By:/s/ Jospeh Sortais
                                   -------------------------------------
                                Title:  Chief Financial Officer
                                        --------------------------------


                         [Signature Page Continues]


                       [SIGNATURE PAGE TO MANAGEMENT
                       SERVICES AGREEMENT CONTINUED]

                                KOLMAR LABORATORIES, INC.



                                By:/s/ Joseph Sortais
                                   ------------------------------------
                                Title: Chief Financial Officer
                                       ---------------------------------


                                KOLMAR CANADA INC.



                                By:/s/ Joseph Sortais
                                   ------------------------------------
                                Title: Chief Financial Officer
                                      ---------------------------------



                                KOLMAR DE MEXICO, S.A. de C.V.

                                By:/s/ Joseph Sortais
                                   ------------------------------------
                                Title: Chief Financial Officer
                                      ---------------------------------



                                KOLMAR (AUST.) PTY LTD.



                                By:/s/ Joseph Sortais
                                   ------------------------------------
                                Title: Chief Financial Officer
                                        --------------------------------
                                Provided that it is in no
                                way liable for the $800,000
                                Kolmar acquisition fee.


                                ADDENDUM A


      In connection with our engagement described in the foregoing letter dated January 8, 1998 (the "Letter") to which this Addendum A is attached, Outsourcing Services Group, Inc., Aerosol Services Company, Inc., Piedmont Laboratories, Inc., Kolmar Laboratories, Inc., Kolmar Canada Inc., Kolmar de Mexico, S.A. de C.V., and Kolmar (Aust.) Pty Ltd. (each, an "OSG Company," collectively, the "OSG Companies") jointly and severally agree to indemnify and hold harmless The Gordon + Morris Group and each of its directors, officers, agents, employees and controlling persons (within the meaning of the Securities Act of 1933, as amended) against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) related to or arising out of our engagement, and will reimburse The Gordon + Morris Group and each other person indemnified hereunder for all legal and other expenses as incurred in connection with investigations or defending any such loss, claim, damage, liability, action or proceeding whether or not in connection with pending or threatened litigation in which The Gordon + Morris Group or any of its directors, officers, agents, employees and controlling persons is a party; provided, however that none of the OSG Companies will be liable in any such case (except cases arising out of the use of information provided by any of them) for losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have found in a final judgment to have arisen primarily from the gross negligence or willful misconduct of The Gordon + Morris Group or the party claiming a right to indemnification.

      In case any proceeding shall be instituted involving any person in respect of whom indemnity may be sought, such person (the "Indemnified Party") shall promptly notify the OSG Companies, and the OSG Companies, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the OSG Companies may designate in such proceeding and shall pay as incurred the fees and expenses of such counsel related to such proceedings. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel at its own expense, except that the OSG Companies shall pay as incurred the fees and expenses of counsel retained by the Indemnified Party in the event that (i) the OSG Companies and the Indemnified Party shall have mutually agreed to the retention of such counsel or, (ii) the named parties to any such proceeding (including any impleaded parties) include the OSG Companies and the Indemnified Party and representation of such parties by the same counsel would be inappropriate, in the reasonable opinion of the Indemnified Party, due to actual or potential differing interests between them.

      No OSG Company shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the OSG Companies agree to indemnify the Indemnified Party to the extent set forth in this Addendum A. In addition, no OSG Company will, without the prior written consent of The Gordon + Morris Group, settle or compromise or consent to the entry or any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not The Gordon + Morris Group or any Indemnified Party is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of The Gordon + Morris Group and each other Indemnified Party hereunder from all liability arising out of such claim, action, suit or proceeding.

      In the event a claim for indemnification under this Addendum A is determined to be unenforceable by a final judgment of a court of competent jurisdiction, then the OSG Companies shall contribute to the aggregate losses, claims, damages or liabilities to which The Gordon + Morris Group or its officers, directors, agents, employees or controlling persons may be subject in such amount as is appropriate to reflect the relative benefits received by the OSG Companies and the party seeking contribution on the one hand and the relative faults of the OSG Companies and the party seeking contribution on the other, as well as any other relevant equitable considerations.

      The indemnification provided herein shall survive termination of our agreement and shall be binding upon any successors or assigns of each of the OSG Companies.


 Acknowledged and Agreed:

 OUTSOURCING SERVICES GROUP,     AEROSOL SERVICES COMPANY, INC.
 INC.


 By:/s/ Joseph Sortais           By:/s/ Joseph Sortais
    ------------------------        -------------------------------
 Title: Chief Financial          Title: Chief Financial
         Officer                         Officer
       ---------------------           ----------------------------


                                 PIEDMONT LABORATORIES, INC.


                                 By:/s/ Joseph Sortais
                                    -------------------------------
                                 Title: Chief Financial Officer
                                        ---------------------------


                                 KOLMAR LABORATORIES, INC.


                                 By:/s/ Joseph Sortais
                                    -------------------------------
                                 Title: Chief Financial Officer
                                        ---------------------------



                                 KOLMAR CANADA INC.



                                 By:/s/ Joseph Sortais
                                    -------------------------------
                                 Title: Chief Financial Officer



                                 KOLMAR DE MEXICO, S.A. de C.V



                                 By:/s/ Joseph Sortais
                                    -------------------------------
                                 Title: Chief Financial Officer
                                       ----------------------------



                                 KOLMAR (AUST.) PTY LTD.



                                 By:/s/ Joseph Sortais
                                    --------------------------------
                                 Title: Chief Financial Officer
                                       -----------------------------

                                 Provided that it is in no
                                 way liable for the $800,000
                                 Kolmar acquisition fee.